EXHIBIT 99.1

                        DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is the name, business address and present occupation or employment of each director and executive officer of The Coca-Cola Company, The Coca-Cola Export Corporation, Coca-Cola Interamerican Corporation and Servicios Y Productos Para Bebidas Refrescantes S.R.L. (formerly known as Coca-Cola de Argentina S.A.). Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially own any Common Stock of Embotelladora Andina S.A. Directors of a named corporation who are also executive officers of that corporation are indicated by an asterisk. Except as indicated below, the business address of each executive officer named below is One Coca-Cola Plaza, Atlanta, Georgia 30313.


DIRECTORS OF THE COCA-COLA COMPANY

                      PRINCIPAL OCCUPATION
    NAME                  OR EMPLOYMENT                ADDRESS
    ----              --------------------             -------
Douglas N. Daft*      Chairman of the Board of
                      Directors and Chief
                      Executive Officer of
                      The Coca-Cola Company

                      Mr. Daft is a citizen of
                      Australia.

Herbert A. Allen      President, Chief Executive      Allen & Company
                      Officer and Director of            Incorporated
                      Allen & Company Incorporated    711 Fifth Avenue
                      a privately held investment     New York, NY 10022
                      firm

Ronald W. Allen       Consultant to and advisory      Monarch Tower
                      director of Delta Air Lines,    Suite 1745
                      Inc., a major U.S. air trans-   3424 Peachtree Road, NE
                      portation company               Atlanta, GA  30326

Cathleen P. Black     President of Hearst Magazines,  Hearst Magazines
                      a unit of The Hearst            1345 Ave. of the Americas
                      Corporation, a major media      New York, NY 10105
                      and communications company

Warren E. Buffett     Chairman of the Board of        Berkshire Hathaway Inc.
                      Directors and Chief Executive   1440 Kiewit Plaza
                      Officer of Berkshire Hathaway   Omaha, NE 68131
                      Inc., a diversified holding
                      company

Barry Diller          Chairman of the Board and       IAC/Interactive Corp.
                      Chief Executive Officer of      152 W. 57th Street
                      InterActive Corp. (formerly     42nd Floor
                      USA Interactive), an            New York, NY  10019
                      interactive commerce company

Donald R. Keough      Chairman of the Board of Allen  DMK International
                      & Company Incorporated, a       200 Galleria Parkway
                      privately held investment       Suite 970
                      company                         Atlanta, GA  30339


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DIRECTORS OF THE COCA-COLA COMPANY (continued)

                      PRINCIPAL OCCUPATION
    NAME                 OR EMPLOYMENT                ADDRESS
    ----              --------------------            -------

Susan Bennett King    Chairman of the Board of The    Duke University
                      Leadership Initiative, Terry    The Leadership Initiative
                      Sanford Institute of Public     Box 90545
                      Policy, a support corporation   Durham, NC  27708-0545
                      of Duke University charged with
                      the establishment of
                      undergraduate college
                      leadership programs

 Maria Elena          Chairman and Chief Executive    J.P. Morgan Private Bank
   Lagomasino         Officer of J.P. Morgan Private  345 Park Avenue
                      Bank, a unit of J.P. Morgan     11th Floor
                      Chase                           New York, NY   10154

Donald F. McHenry     Distinguished Professor in the  The IRC Group, LLC
                      Practice of Diplomacy and       1320 19th Street, N.W.
                      International Affairs at the    Suite 410
                      School of Foreign Service,      Washington, D.C. 20036
                      Georgetown University; a
                      principal owner and President
                      of The IRC Group, LLC, a
                      Washington, D.C.consulting firm

Robert L. Nardelli    Chairman of the Board,          The Home Depot, Inc.
                      President and Chief Executive   2455 Paces Ferry Road,NW
                      Officer of The Home Depot,      Atlanta, GA 30339-4024
                      Inc., a major home improvement
                      retailer

Sam Nunn              Co-Chairman and Chief Executive King & Spalding
                      Officer of the Nuclear Threat   191 Peachtree Street
                      Initiative, a charitable        Atlanta, GA 30303-1763
                      organization working to reduce
                      the global threat from nuclear
                      biological and chemical
                      weapons

J. Pedro Reinhard     Director, Executive Vice        The Dow Chemical Company
                      President and Chief Financial   2030 Dow Center
                      Officer of The Dow Chemical     Midland, MI  48674
                      Company, a specialty company

                      Mr. Reinhard is a citizen of
                      Brazil.

James D. Robinson     General Partner of RRE          RRE Investors, LLC
 III                  Ventures and Chairman of RRE    22nd Floor
                      Investors, LLC, private         126 East 56th Street
                      information technology          New York, NY  10022
                      investment firms; and President
                      of  JD Robinson, Inc. a
                      strategic advising firm

Peter V. Ueberroth    Investor and Chairman of        The Contrarian Group,
                      The Contrarian Group, Inc.,      Inc.
                      a business management company   Suite 111
                                                      1071 Camelback Street
                                                      Newport Beach, CA 92660

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DIRECTORS OF THE COCA-COLA COMPANY (continued)

                      PRINCIPAL OCCUPATION
    NAME                 OR EMPLOYMENT                ADDRESS
    ----              --------------------            -------

James B. Williams       Director and Chairman of the  SunTrust Banks, Inc.
                        Executive Committee of        25 Park Place, N.E.
                        SunTrust Banks, Inc., a bank  2nd Floor
                        holding company               Atlanta, GA  30303

EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

                       PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------
Douglas N. Daft*        Chairman of the Board of
                        Directors and Chief Executive
                        Officer of The Coca-Cola Company

                        Mr. Daft is a citizen of Australia.

Steven J. Heyer         President and Chief Operating
                        Officer of The Coca-Cola Company

Donald R. Knauss        Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer,
                        North America

Mary Minnick            Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer, Asia

Alexander R.C. Allan    Executive Vice President of
                        The Coca-Cola Company and President
                        and Chief Operating Officer, Europe,
                        Eurasia and Middle East

                        Mr. Allan is a citizen of the United
                        Kingdom.

Alexander B. Cumming,   Executive Vice President of
 Jr.                    The Coca-Cola Company and President
                        and Chief Operating Officer, Africa

Jose Octavio Reyes      Executive Vice President of          Coca-Cola de Mexico
                        The Coca-Cola Company and President  Ruben Dario 115
                        and Chief Operating Officer,         Mexico DF 11580
                        Coca-Cola Latin America

                        Mr. Reyes is a citizen of Mexico.

Deval L. Patrick        Executive Vice President, General
                        Counsel and Secretary of
                        The Coca-Cola Company

Gary P. Fayard          Executive Vice President and Chief
                        Financial Officer of The Coca-Cola
                        Company

Clyde C. Tuggle         Senior Vice President, Worldwide
                        Public Affairs and Communications,
                        of The Coca-Cola Company

Daniel P. Palumbo       Senior Vice President and Chief
                        Marketing Officer of The Coca-Cola
                        Company

                        Mr. Palumbo is a citizen of Canada.

                       PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------

Danny L. Strickland     Senior Vice President, Innovation and
                        R&D of The Coca-Cola Company

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DIRECTORS OF THE COCA-COLA EXPORT CORPORATION

                       PRINCIPAL OCCUPATION
    NAME                    OR EMPLOYMENT                     ADDRESS
    ----                --------------------                  -------
Connie D. McDaniel*     Vice President and Controller
                        of The Coca-Cola Company

Marie D. Quintero       Vice President of The Coca-Cola
                        Company and Director of Mergers
                        and Acquisitions

Steve M. Whaley*        Vice President and General Tax
                        Counsel of The Coca-Cola Company



EXECUTIVE OFFICERS OF THE COCA-COLA EXPORT CORPORATION

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------
Steven J. Heyer         President and Chief Operating
Chairman of the Board   Officer of The Coca-Cola Company
and President

Gary P. Fayard          Executive Vice President and Chief
Senior Vice President   Financial Officer of The Coca-Cola
and Chief Financial     Company
Officer

Deval L. Patrick        Executive Vice President,
Executive Vice          General Counsel and Secretary of
President               The Coca-Cola Company

Mary E. Minnick         Executive Vice President of
Executive Vice          The Coca-Cola Company and President
President               and Chief Operating Officer, Asia

Alexander R.C. Allan    Executive Vice President of
Executive Vice          The Coca-Cola Company and President
President               and Chief Operating Officer, Europe,
                        Eurasia and Middle East

Connie D. McDaniel*     Vice President and Controller of
Vice President and      The Coca-Cola Company
Controller

Steve M. Whaley*        Vice President and General Tax
Vice President,         Counsel of The Coca-Cola Company
General Tax Counsel
and Assistant
Treasurer

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------
Geoffrey J. Kelly       Senior Vice President and Chief
Vice President and      Deputy Counsel of The Coca-Cola
General Counsel         Company

Sharon R. B. Case       Vice President of The Coca-Cola
Vice President          Company

Donald W. Short         Vice President of The Coca-Cola
Vice President          Company

David M. Taggart        Vice President and Treasurer of
Vice President and      The Coca-Cola Company
Treasurer


DIRECTORS OF COCA-COLA INTERAMERICAN CORPORATION

                        PRINCIPAL OCCUPATION
      NAME                 OR EMPLOYMENT                     ADDRESS
      ----              --------------------                 -------
Connie D. McDaniel*     Vice President and Controller
                        of The Coca-Cola Company

Steve M. Whaley*        Vice President and General Tax
                        Counsel of The Coca-Cola Company

Marie D. Quintero       Vice President of The Coca-Cola
                        Company and Director of Mergers
                        and Acquisitions


EXECUTIVE OFFICERS OF COCA-COLA INTERAMERICAN CORPORATION


                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------
Steven J. Heyer         President and Chief Operating
President               Officer of The Coca-Cola Company

Gary P. Fayard          Executive Vice President and Chief
Senior Vice President   Financial Officer of The Coca-Cola
and Chief Financial     Company
Officer

Geoffrey J. Kelly       Senior Vice President and Chief
Executive Vice          Deputy Counsel of The Coca-Cola Company
President

Steve M. Whaley*        Vice President and General Tax
Vice President,         Counsel of The Coca-Cola Company
General Tax Counsel
and Assistant
Treasurer

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------
David M. Taggart        Vice President and Treasurer of
Vice President and      The Coca-Cola Company
Treasurer

Connie D. McDaniel*     Vice President and Controller of
Vice President and      The Coca-Cola Company
Controller

Brian J. Smith          President, Brazil Division of
Vice President          The Coca-Cola Company



SERVICIOS Y PRODUCTOS PARA BEBIDAS REFRESCANTES S.R.L.


                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------

James Quincey           President, South Latin       Servicios Y Productos Para
Principal Manager       Division, The Coca-Cola       Bebidas Refrescantes
                        Company                       S.R.L.
                                                     Paraguay 733
                        Mr. Quincey is a citizen     1057 Buenos Aires
                        of Great Britain.            Argentina


Mariano Rossi           Finance Director, South      Servicios Y Productos Para
Principal Manager       Latin Division, The           Bebidas Refrescantes
                        Coca-Cola Company             S.R.L.
                                                     Paraguay 733
                        Mr. Rossi is a citizen       1057 Buenos Aires
                        of Argentina.                Argentina

Martin Franzini         Legal Director, South Latin  Servicios Y Productos Para
Principal Manager       Division, The Coca-Cola       Bebidas Refrescantes
                        Company                       S.R.L.
                                                     Paraguay 733
                        Mr. Franzini is a citizen    1057 Buenos Aires
                        of Argentina.                 Argentina

Aldo Aszyn              Finance Operations Manager,  Servicios Y Productos Para
Alternate Manager       South Latin Division, The     Bebidas Refrescantes
                        Coca-Cola Company             S.R.L.
                                                     Paraguay 733
                        Mr. Aszyn is a citizen of    1057 Buenos Aires
                        Uruguay.                      Argentina

Mercedes Rodriguez      Attorney, Argentina,         Servicios Y Productos Para
 Canedo                 Paraguay, Uruguay &           Bebidas Refrescantes
Alternate Manager       Bolivia, The Coca-Cola        S.R.L.
                        Company                      Paraguay 733
                                                     1057 Buenos Aires
                        Mrs. Rodriguez Canedo is     Argentina
                        a citizen of Argentina.

                        PRINCIPAL OCCUPATION
 NAME AND TITLE            OR EMPLOYMENT                     ADDRESS
 --------------         --------------------                 -------


Ruben Asorey            Outside counsel to The       Asorey & Navarrine
Alternate Manager       Coca-Cola Company            Cerrito 1136 - Piso 10
                                                     Buenos Aires
                        Mr. Asorey is a citizen      Argentina
                        of Argentina.
















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